UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 23, 2022

GOOD WORKS II ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

delaware	001-40585	86-2899919
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4265 SAN FELIPE, SUITE 603

HOUSTON, texas 77027

(Address of principal executive offices and zip code)

(713) 468-2717

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GWII	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per whole share	GWIIW	The NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2022, the Board of Directors of Good Works II Acquisition Corporation (the “Company”) appointed Cary Grossman to serve as the Company’s Chief Executive Officer replacing Douglas Wurth.

Mr. Grossman, age 68, has also served as the Company’s President, Chief Financial Officer and as a member of the Company’s board of directors since February 5, 2021. Mr. Grossman served as President, Chief Financial Officer and as a director of Good Works Acquisition Corp. from June 2020 through August 2021. He currently serves as a director of Cipher Mining, Inc. In 2010, Mr. Grossman co-founded Shoreline Capital Advisors, an investment banking firm focused on financial advisory services and middle market corporate finance transactions. Prior to Shoreline, from 1991 – 2002, Mr. Grossman co-founded and was CEO of another investment banking firm, McFarland, Grossman & Company. Earlier in his career, he practiced public accounting for 15 years. Mr. Grossman has also held a number of executive positions, including; President of XFit, Inc. from 2019 to 2021, Chief Financial Officer for Blaze Metals, LLC from 2007 to 2010; Executive Vice President, Chief Financial Officer and Chief Operating Officer of Gentium, S.P.A. from 2004 to 2006; Chief Executive Officer of ERP Environmental Services, Inc. and Chief Financial Officer of U.S. Liquids, Inc. from 2001 to 2003. He also co-founded Pentacon, Inc. and served as a board member and Executive Chairman from 1998 – 2002, and as a director of Metalico 2014 – 2015 and INX Inc 2004 – 2011. Mr. Grossman is a Certified Public Accountant and earned a Bachelor of Business Administration from the University of Texas.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD WORKS II ACQUISITION CORP.

By:	/s/ Cary Grossman
Cary Grossman
Chief Executive Officer, President and
Chief Financial Officer

Dated: May 24, 2022

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